SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                October 16, 2002

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


   Delaware                        000-23961                   41-1810301
(State of Incorporation)    (Commission File Number)    (IRS Employer
                                                            Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)


                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.        Financial Statements and Exhibits

     Ex. 20a       Series 1997-2 September Certificateholders' Statement

     Ex. 20b       Series 1999-1 September Securityholder's  Statement

     Ex. 20c       Series 1999-2 September Securityholder's Statement

     Ex. 20d       Series 1999-3 September Securityholder's Statement

     Ex. 20e       Series 2000-1 September Securityholders's Statement

     Ex. 20f       Series 2000-2 September Securityholder's Statement

     Ex. 20g       Series 2000-3 September Securityholder's Statement

     Ex. 20h       Series 2001-1 September Securityholder's Statement

     Ex. 20i       Series 2001-2 September Securityholder's Statement

     Ex. 20j       Series 2001-3 September Securityholder's Statement

     Ex. 20k       Series 2001-4 September Securityholder's Statement

      Ex. 20l      Series 2002-3 September Securityholder's Statement

      Ex. 20m      Series 2002-4 September Securityholder's Statement

                                         SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         METRIS RECEIVABLES, INC.


                                         By:  /s/ Ralph A. Than
                                              Ralph A. Than
                                              Senior Vice President, Treasurer
Dated:  October 16, 2002